UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2019

PARSONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-07782	95-3232481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Trinity Parkway, #300, Centreville, VA		20120
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 988-8500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	PSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employee Stock Purchase Plan

On October 14, 2019, the Board of Directors (the “Board”) of Parsons Corporation (the “Company”) approved an Employee Stock Purchase Plan (“ESPP”), subject to stockholder approval.  The ESPP will be effective January 1, 2020, and purchase rights may be granted under the ESPP prior to stockholder approval, but no purchase rights may be exercised unless and until stockholder approval is obtained.  If stockholder approval of the ESPP is not obtained within 12 months of the date the Board approved the ESPP, the ESPP and all purchase rights thereunder will terminate.

The maximum number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) available for sale under the ESPP shall not exceed in the aggregate 2,000,000 shares, and may be unissued shares or treasury shares or shares bought on the market for purposes of the ESPP.

The ESPP has two components in order to give the Company increased flexibility in the granting of purchase rights under the Restated Purchase Plan to U.S. and to non-U.S. employees. Specifically, the ESPP authorizes the grant of purchase rights that are intended to qualify for favorable U.S. federal tax treatment under Section 423 of the Internal Revenue Code (the "Code") (referred to as the "Section 423 Component"). To facilitate participation for employees located outside of the United States in light of non-U.S. law and other considerations, the ESPP also provides for the grant of purchase rights that are not intended to be tax-qualified under Code Section 423 (referred to as the "Non-Section 423 Component"). The administrator will designate offerings made under the Non-Section 423 Component and, except as otherwise provided by the administrator or necessary to comply with local law, the Section 423 Component and the Non-Section 423 Component are intended to be generally operated and administered in the same way.

The ESPP is administered by the Compensation Committee of the Board.  The administrator may designate certain of the Company’s subsidiaries as participating subsidiaries or affiliates in the ESPP without stockholder approval and may change these designations from time to time.  The administrator may also adopt sub-plans, appendices, rules and procedures relating to the operation and administration of the ESPP to facilitate participation in the ESPP by employees who are foreign nationals or employed outside the United States. To the extent any sub-plan is inconsistent with the requirements of Section 423 of the Code, it will be considered part of the Non-Section 423 Component.

The Company’s employees and those of the Company’s designated participating subsidiaries and affiliates are generally eligible to participate in the ESPP, though employees who own 5% or more of the total combined voting power or value of all classes of the Company’s stock or the stock of one of the Company’s subsidiaries are not allowed to participate in the ESPP.  Under applicable tax rules, the administrator may also exclude certain categories of employees from participation in the ESPP.

Under the terms of the ESPP, eligible employees may generally elect to contribute and apply to the purchase of shares of Common Stock between 1% and 10% of their eligible compensation during an offering period. Options granted under the ESPP are exercisable on specified exercise dates only through funds accumulated by an employee through payroll deductions made during the applicable offering period, and any such funds that are not used to purchase shares will be returned to the employee.  Participants may not accrue the right to purchase stock under the ESPP (or any other tax-qualified stock purchase plan) with a fair market value exceeding $25,000 in any calendar year.  In addition, no individual participant may purchase more than 3,000 shares of Common Stock during any offering period.  Participation in the ESPP is voluntary.

Under the ESPP, employees are offered the option to purchase discounted shares of Common Stock during offering periods designated by the administrator.  Other than the initial offering period under the ESPP, each offering period will be a six-month period commencing on each January 1 and July 1 following the effective date of the ESPP.  The initial offering period under the ESPP will commence on February 1, 2020 and end on June 30, 2020.  Shares are purchased on the applicable exercise date(s), which is the last trading day of each offering period.  The  purchase price will be 95% of the fair market value of the Common Stock on the exercise date.

The ESPP also contains provisions with respect to share proration under certain circumstances, adjustments and treatment of awards upon certain corporate transactions, including stock splits, recapitalizations and mergers, transferability of awards and tax withholding requirements.

The Board has the right to amend, suspend or terminate the ESPP at any time and from time to time to the extent that it deems advisable, subject to any stockholder approval required by applicable law or the stock exchange on which shares of the Company's Common Stock are traded.

The foregoing description of the ESPP is qualified in its entirety by reference to the full text of the ESPP, which will be filed by the Company as an exhibit to the Company's Annual Report on Form 10-K for the year ending December 31, 2019.

Item 8.01.Other Events.

Stock Repurchase under Employee Stock Ownership Plan

On October 14, 2019, the Board of Directors of the Company approved the repurchase by the Company of shares of its Common Stock pursuant to the Company’s Employee Stock Ownership Plan (“ESOP”).  The ESOP provides that, if, prior to the expiration of the lock-up period in connection with the Company’s initial public offering, the trust administering the ESOP has insufficient cash to fund all requested distributions, then, with respect to any distribution election received after the date the ESOP trustee determines it will no longer have sufficient cash to fund all requested distributions during the lock-up period, and provides at least 10 business days' written notice to the Company of such determination, the Company shall automatically, and without further action by the Company or the ESOP trustee, repurchase such number of shares of the Company's Common Stock held by the trust as is subject to any such election.  The Company’s management estimates that the required funding for the repurchase of its Common Stock will be between $5 million and $10 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Parsons Corporation

Date: October 15, 2019	By:	/s/ Michael R. Kolloway
Michael R. Kolloway
Chief Legal Officer and Secretary

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